UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2006 (October 2, 2006)
AMERICAN HOMEPATIENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018
(Address of principal executive offices)
(615) 221-8884
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Ex-99.1 Press Release

Item 8.01. Other Events.
     On October 2, 2006, American HomePatient, Inc. (the “Company”) announced that the United States Supreme Court has denied the petition for writ of certiorari filed by the holders of the Company’s senior debt. The Supreme Court’s denial of the petition for writ of certiorari effectively concludes the debt holders’ efforts to overturn the orders confirming the Company’s plan of reorganization, which plan was originally confirmed by the Bankruptcy Court in 2003. A press release issued by the Company describing the denial of the petition for writ of certiorari is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Number	Exhibit
99.1	Press Release dated October 2, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.
By:	/s/ Robert L. Fringer
Robert L. Fringer
Vice-President, Controller and Assistant Secretary

Date: October 3, 2006

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